SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

In connection with the Quarterly Report of American Skiing Company (the "Company") on Form 10-Q for the period ended January 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Helen
E. Wallace, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March 16, 2005

                                          By:   /s/ Helen E. Wallace
                                          --------------------------------
                                          Helen E. Wallace
                                          Senior Vice President, Chief
                                          Financial Officer
                                          (Principal Financial Officer)